
LAREDO
PETROLEUM, INC.

LAREDO
PETROLEUM

Bank of America Merrill Lynch
Energy and Power Leveraged Finance

June 3, 2014

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and Laredo's other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "unbooked resource potential", "estimated ultimate recovery", "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Unbooked resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013) the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Laredo Petroleum Today

- **High-quality, contiguous acreage position in the heart of the Midland Basin**
- **Top-tier well results in oil-rich targets drives high cash margins**
- **Significant resource potential of ~1.6 Billion BOE**
  - **Existing reserves of 204 MMBOE**
- **Transitioning to development manufacturing mode with multi-zone, stacked laterals**
- **Strong financial structure**

Market Valuation [1]	
Equity market capitalization	~$ 3,900 MM
Net debt [2]	~$ 1,000 MM
Enterprise value	~$ 4,900 MM

Key Statistics	
Total proved reserves [3]	204 MMBOE
Q4 2013 production	24,976 BOE/D
Liquidity [1]	~$ 1,300 MM


OKLAHOMA
TEXAS

[1] Market Valuation and Liquidity as of 5/31/14
[2] Net debt: debt less cash on-hand at 5/31/14
[3] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis

Consistent Reserve Growth [1]


Total Proved Reserves: By Category
250
200
150
100
50
-
MMBOE
40% CAGR
PD
PUD
2009
2010
2011
2012
2013


Total Proved Reserves: By Product
250
200
150
100
50
-
MMBOE
108% Oil CAGR
Natural Gas
Oil
2009
2010
2011
2012
2013

PROVED RESERVES	2009	2010	2011	2012	2013
Total proved (MMBOE)	**53**	**137**	**156**	**189**	**204**
% Permian	*13%*	*47%*	*65%*	*85%*	*100%*
Oil	*5.9*	*44.8*	*56.3*	*98.1*	*111.5*
Gas	*46.6*	*91.7*	*100.2*	*90.5*	*92.1*
% Oil	**11%**	**33%**	**36%**	**52%**	**55%**
PV10 ($MM)	**$342**	**$1,062**	**$1,770**	**$2,349**	**$3,053**

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott, presented on a two-stream basis

Concentrated Asset Position in the Permian Basin

Permian-Garden City	
Total proved reserves [1]	204 MMBOE
% Proved developed	35%
% Oil	55%
Total net acres [2]	144,107
% Held by production	~65%
Average working interest [3]	~96%
Q1 2014 production	27,041 BOE/D
% Oil	~58%

Proven Hz development in four stacked zones *(Upper, Middle & Lower Wolfcamp and Cline)* yields ~360,000 net effective acres, to date



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
LPI acreage
85+ miles
20+ miles

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis
[2] As of 3/31/14
[3] Average working interest in wells operated as of 3/31/14

Consistent Permian Production Growth



Production growth is driven by a rapid increase in volumes[1] from horizontal wells
30%-35% CAGR
MBOE/D 1
70
60
50
40
30
20
10
0
14.8
20.7
25.0
33.4 - 34.8
2011
2012
2013
2014P
2015P
2016P

[1] Two-stream production: Oil and liquids-rich natural gas

Vertical Wolfberry: Confirms Quality of Acreage[1]

- >840 vertical Wolfberry wells across acreage
  - >360 deep vertical Wolfberry wells through the Atoka
- Average vertical well density is approximately one well per ~170 acres across acreage
- ~20% rate of return



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] As of 3/31/2014

Significant Data Inventory

Garden City Data Inventory [1]

- ~3,400' of whole cores in objective section
  - 13 whole cores
  - >650 SWC samples
- 48 single-zone tests from objective section (Spraberry to Ellenberger)
- >8,000 conventional open-hole logs
  - 252 in-house petrophysical logs
  - 104 dipole sonic logs
  - Fully core-calibrated
- 100% gravity/magnetic data coverage and interpretation
- 838 sq mi 3D Seismic
  - 95% coverage of Garden City acreage
  - ~50% of seismic inventory is high-quality, proprietary 3D data
- 13 Microseismic survey's
- 29 Production logs



Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Whole core
Petrophysical log
Dipole sonic log
Microseismic
Production Log
3D Seismic

[1] As of 05/19/2014

Proven Multi-zone Horizontal Performance



Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

Commercial development has been proven for initial four zones from 103 horizontal wells

Horizontal Zone	Total # of Completions[1]		Long Lateral 180-Day Cumulative Prod.[2]
	Short Lateral	Long Lateral	*BOE 2-Stream*
Upper Wolfcamp	7	36	87,200
Middle Wolfcamp	1	15	88,800
Lower Wolfcamp	0	6	82,000
Cline	31	7	73,000

[1] Well completions as of 3/31/2014
[2] Based on long lateral completions with at least 25 stages and at least 180 days of production history past peak production as of 5/1/2014 and excludes Sterling County wells, representing 23 Upper Wolfcamp, 4 Middle Wolfcamp, 5 Lower Wolfcamp and 5 Cline wells.

Production History Supports Type Curves



Upper Wolfcamp
104% of Type Curve
758 MBOE
Two-stream
Lower Wolfcamp
110% of Type Curve
668 MBOE
Two-stream
Middle Wolfcamp
123% of Type Curve
650 MBOE
Two-stream
Cline
94% of Type Curve
620 MBOE
Two-stream
Two most recent wells are performing at >125% of type curve
MBOE
Days
0
50
100
150
0
90
180
270
360
Average cumulative production per well[1,2]
LPI Type Curve – 7,500' lateral

[1] Long lateral completions with at least 25 stages and 180 days of production, excludes Sterling County, representing 23 Upper Wolfcamp, 4 Middle Wolfcamp, 5 Lower Wolfcamp and 5 Cline wells.
[2] As of 5/1/14

Substantial Low-Risk Horizontal Inventory on De-Risked Acreage

	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline
Number of completions [1]	36	15	6	7
LPI type curve EUR (2-stream)	758 MBOE	650 MBOE	668 MBOE	620 MBOE
% EUR recovered Yr 1-3	~31%	~32%	~32%	~33%
Acreage (Net)	~144,000	~144,000	~144,000	~144,000
De-risked	~80,000	~80,000	~73,000	~127,000
Remaining to delineate	~64,000	~64,000	~71,000	~17,000
Identified locations				
Booked reserve locations	179	25	13	53
Identified locations on de-risked acreage [2]	~485	~640	~590	~1,000
Implied probable locations [3]	~260	~260	~290	~65

[1] Well count based on long lateral completions as of 3/31/14
[2] LPI forecast based on de-risked acreage position, 120-acre spacing, less proved locations
[3] LPI forecast based on remaining to delineate acreage position risked at 50%, and 120-acre spacing

Identified Path for Growth



3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
MMBOE (2-Stream)
204
>1,400
>1,600
Total Proved Reserves [1] 12/31/13
Additional De-risked Resource Potential [2]
Identified Resource Potential
Additional Potential Resource [3]
Total Resource Potential

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis
[2] Based upon un-booked identified well locations on de-risked acreage for vertical Wolfberry and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline
[3] Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing

Concentration of Resources Drives Efficiencies



Not to scale
Represents
~5,000 ft
Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

3 sections / 64 wells / 4 Zones

Single-zone development (UWC) only recovers ~12 MMBOE of reserves at 55% ROR

4-stacked development program recovers ~44 MMBOE of reserves at 45% ROR

ROR vs Well Capital Costs

Permian Well Costs					
($MM)	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline	Vertical
2014 Budget	$7.4	$7.4	$8.1	$8.6	$2.2
2014 YE Target	$6.8	$6.8	$7.5	$8.0	$1.9



$90/Bbl and $3.75/Mcf
70%
60%
50%
40%
30%
20%
10%
0%
ROR (%)
4-stack
~ROR%
2014 Budget
2014 YE Target
UWC
MWC
LWC
Cline
Vertical

Cost Savings Initiatives

- Pad drilling efficiencies
- Multi-well frac efficiencies
- Negotiated service cost reductions
  - Coil
  - Wireline logging
  - Pumping services
  - Frac tank
- Optimizing drilling and completions operations
- Proppant sourcing improvements
- Reduction in transportation cost
- Improved water management
- Integration of new technologies
- Reduction in chemical usage
- Natural gas fueling

Transitioning to Muti-Zone Development in 2014

Stacked Lateral Development

- 2014 program expected to drill ~60 stacked lateral wells utilizing ~20 multi-well pads
- Efficiency gains are expected to reduce well costs 6-8%
- Concentrates drilling to utilize shared facilities and resources


4-Stacked
3-Stacked
2-Stacked
~60 wells total

Efficiency Gains from Pad Drilling



Drill and Complete Days For Individual Well
1
2
5
15
30
52
0
20
40
60
Days
Rig Move
Frac Completion to Start of Production
Frac
Rig Release to Start of Completion
Drilling
Efficiency Gain for 4-Well Pad vs 4-Well Individual Program
52
52
52
52
3
135
15
18
2
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
>40-Day Efficiency Gain
0
20
40
60
80
100
120
140
160
180
200
Days

Production Impact From Multi-Well Pads

One Rig, 4-Well Stacked Pad Drilling Example


Production Impact (Gross BOE/D)
6,000
5,000
4,000
3,000
2,000
1,000
0
Production – 2nd Pad
Production – 1st Pad
Wells Spud, Drill and Complete
1 2 3 4 5 6 7 8 9 10 11 12 13 14
Months

- Creates lumpy production
- Up to 123-day delay in initial production vs an individual well
- Balancing production impact and pad drilling efficiencies
- 2014 development includes 2, 3 and 4-well pad drilling

2014 Capital Budget

Total Capital
~$1,000 MM

Drilling & Completion
~$840 MM



Number of Rigs / Wells

6-7 Horizontal Rigs

Development Wells:	~90%
Delineation Wells:	~10%

5 Vertical Rigs

Development:	120 - 125

Drilling & Completion	$840 MM
Facilities	130
Land & Seismic	20
Other	10
	$1,000 MM

Development: Hz		~55%
	Vertical	~30%
Hz Delineation		~10%
Non-operated		~ 5%
		100% of $840 MM

Non-D&C 2014 Capital Expenditures

$160 Million
Non-Drilling Capital Expenditures


~16% Non-LMS Facilities
~57% Laredo Midstream Services (LMS)
~17% Other
~10% Land, Seismic & Exploration

Water Projects
- Water recycle pits
- Water transportation pipelines
- SWD wells and facilities

Other Facilities
- Central field office facility
- Horizontal pad drilling tank batteries
- Automation and monitoring equipment

Crude Oil Projects
- In-field crude gathering system
- Reagan County truck station
- Long-haul transportation to Colorado City (bypassing constrained Midland market)

Gas Projects
- Centralized gas gathering system
- Centralized gas lift facilities
- Rig fuel natural gas supply pipeline

Non-D&C Capital Enhances Development

- Higher assurances of flow and operational flexibility
  - Less dependence on truck drivers showing up at our lease
  - Crude oil and natural gas are consolidated, affording the opportunity to connect to multiple markets
  - Pressure creep on our purchaser's natural gas gathering system results in Laredo selling gas to another connected party, as opposed to having to flare or vent
- Higher realized netback pricing
  - Crude oil delivered to purchaser on pipe vs truck demands more than a $1.00/Bbl uptick in price paid to Laredo
  - Consolidated natural gas becomes a higher demand product
- Lower LOE
  - Centralized gas lift facilities
  - Centralized natural gas rig fuel supply

Production Corridor


Oil Gathering Station
Oil Takeaway Pipeline
LMS Owned Gathering Line
3 miles
Gas Lift Compression Facility
7 miles
LMS Owned Gathering Line
Water Recycling Facility
Gas Takeaway Pipeline

Production corridor can accommodate the 448 horizontal wells necessary to develop the 21 sections and is scalable for additional zones and downspacing

Disciplined Financial Strategy

Laredo's commitment:

- **Maintain strong balance sheet and capital structure**
- **Maintain financial flexibility and liquidity**
- **Self-fund a growing percent of capital expenditures**
- **Create take-away optionality and diversify end-use sales price**
- **Underpin cash flow with tactical hedges**

Balance Sheet Positioned for Significant Flexibility

Liquidity [1]	3/31/14
Cash and marketable securities	$548 MM
Current Borrowing Base	825
Borrowings	-
Total Liquidity	**$1,373 MM**

Credit Ratings	Corporate	Notes
Moody's	B1	B2
S&P	B+	B

Financial Debt Ratios [2 3]	3/31/14
Net Debt / Adj. EBITDA-TTM	2.0x
Net Debt / Daily Production ($/BOE/D)	$35,224
Net Debt / Operating Cash Flow	1.5x
Net Debt / Proved Reserves ($/BOE)	$4.67



Debt Maturities Summary - $MM
$1,500
$1,000
$500
$0
$825
$550
$950
9.50%
5.625%
7.375%
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver (Undrawn)
Senior Notes

[1] Company's senior secured credit facility was amended to increase the borrowing base to $1 billion with an aggregate elected commitment of $825 million on May 8, 2014
[2] Net debt: debt less cash on-hand at 3/31/14
[3] Adjusted EBITDA excludes 1Q-14 realized hedge settlement of $76.7 million

Committed to Strong Financial Metrics

Net Debt [1] / Adjusted EBITDA [2] (LQA)


Multiple
3.0
2.5
2.0
1.5
1.0
0.5
-
1Q-13
2Q-13
3Q-13
4Q-13
1Q-14

Net Debt [1] / Proved Developed Reserves


$/BOE
$16
$14
$12
$10
$8
$6
$4
$2
$0
2010
2011
2012
2013

Net Debt [1] / Daily Production


$M/BOEPD
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
1Q-14

Liquidity [3]


Liquidity ($ MM)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13
1Q-14

[1] Net debt: debt less cash on-hand at 3/31/14
[2] Adjusted EBITDA excludes 1Q-14 realized hedge settlement of $76.7 million
[3] Liquidity comprised of cash on-hand and undrawn available borrowing capacity under senior secured credit facility

Strong Cash Margin



$60
$50
$40
$30
$20
$10
$0
$/BOE
$43.08
$36.70
$36.54
$35.40
$36.26
$39.97
$46.39
$49.67
$47.52
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13
1Q-14
Cash Margin

Marketing Flexibility

Firm transportation out of the Permian



Cushing
Wichita Falls
Colorado City
BridgeTex
Longhorn
Houston
Colorado City
Lomax
Forsan
Leas
Spraberry
Garden City
Midkiff
Laredo Acreage
Existing Refinery
Existing Pipelines
New Pipelines

- **13,000 BOPD committed to Longhorn, increasing annually to 22,000 BOPD in 2017**
- **10,000 BOPD committed to BridgeTex**

Provides Protection Against Price Dislocation



Realized Price as % of WTI
97%
96%
95%
94%
93%
92%
91%
90%
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
LPI Premium ($/Bbl)
2Q-13
3Q-13
4Q-13
1Q-14
LPI Crude % of WTI
Midland % of WTI
LPI Premium Over Midland

[1] As of 3/31/14

LPI Direct Connectivity to Multiple Processing Plants



Rawhide Plt 75 MMcf/D
Conger Plt 25 MMcf/D
Bearkat Plt 60 MMcf/D
High Plains Plt 200 MMcf/D
Glasscock
Sterling Plt 62 MMcf/D
Ector
Midland
Deadwood Plt 60 MMcf/D
Sterling
Sprawberry Plt 60 MMcf/D
Roberts Ranch Plt 85 MMcf/D
Driver Plt 200 MMcf/D
Pegasus Plt 100 MMcf/D
Midkiff Plt 200 MMcf/D
Benedum Plt 45 MMcf/D
Edward Plt 200 MMcf/D
DCP Benedum Plt 110 MMcf/D
Mertzon Plt 52 MMcf/D
Crane
Upton
Reagan
Irion
Processor
DCP Midstream
Atlas
Targa Resources
CrossTex
LPI Acreage
Future Plant
~50 MMcf/D Plant
~100 MMcf/D Plant
~200 MMcf/D Plant

Laredo has direct connectivity to four processors (12 plants) with 1.1 Bcf/D capacity. Capacity by Q3-'14 to increase to >1.5 Bcf/D with addition of Atlas' Edward Plant, CrossTex's Bearkat Plant and Targa's High Plains Plant.

Oil Hedges

Open Positions As of April 1, 2014 [1]	2014	2015	2016	2017	2018	Total
OIL [2]						
Puts:						
Hedged volume (Bbls)	405,000	456,000	-	-	-	861,000
Weighted average price ($/Bbl)	$75.00	$75.00	$ -	$ -	$ -	$75.00
Swaps:						
Hedged volume (Bbls)	1,622,497	-	1,573,800	-	-	3,196,297
Weighted average price ($/Bbl)	$94.44	$ -	$84.82	$ -	$ -	$89.70
Collars:						
Hedged volume (Bbls)	2,209,500	6,557,020	1,860,000	-	-	10,626,520
Weighted average floor price ($/Bbl)	$86.42	$79.81	$80.00	$ -	$ -	$81.22
Weighted average ceiling price ($/Bbl)	$104.89	$95.40	$91.37	$ -	$ -	$96.67
Total volume with a floor (Bbls)	**4,236,997**	**7,013,020**	**3,433,800**	-	-	**14,683,817**
Weighted average floor price ($/Bbl)[3]	**$88.01**	**$79.50**	**$82.21**	$ -	$ -	**$82.59**
~ % of Projected Total Oil Production	**70%**	**65%**	**25%**	**0%**	**0%**	
NYMEX WTI to Midland Basis Swaps:						
Hedged volume (Bbls)	1,650,000	-	-	-	-	1,650,000
Weighted average price ($/Bbl)	$1.00	$ -	$ -	$ -	$ -	$1.00

[1] Updated to reflect hedges placed from April 1, 2014 through May 7, 2014
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[3] Weighted average prices include WTI Midland basis swaps

Natural Gas Hedges

Open Positions As of April 1, 2014 [(1)]	2014	2015	2016	2017	2018	Total
NATURAL GAS [(2)]						
Swaps:						
Hedged volume (MMBtu)	4,950,000	-	-	-	-	4,950,000
Weighted average price ($/MMBtu)	$ 4.32	$ -	$ -	$ -	$ -	$4.32
Collars:						
Hedged volume (MMBtu)	10,997,500	28,600,000	18,666,000	-	-	58,263,500
Weighted average floor price ($/MMBtu)	$3.35	$3.00	$ 3.00	$ -	$ -	$3.07
Weighted average ceiling price ($/MMBtu)	$5.50	$5.96	$ 5.60	$ -	$ -	$5.76
Total volume with a floor (MMBtu)	**15,947,500**	**28,600,000**	**18,666,000**	**-**	**-**	**63,213,500**
Weighted average floor price ($/MMBtu)	**$3.45**	**$3.00**	**$3.00**	**$ -**	**$ -**	**$3.16**
Weighted average floor price ($/Mcf) [(3)]	**$4.78**	**$3.93**	**$3.93**	**$ -**	**$ -**	**$4.15**
~ % of Projected Total Natural Gas Production	**50%**	**65%**	**35%**	**0%**	**0%**	

[1] Updated to reflect hedges placed from April 1, 2014 through May 7, 2014
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.
[3] $/Mcf is converted based upon Company average BTU content of 1.311

Laredo Investment Opportunity

- Pure-play Permian-focused E&P company with large, de-risked acreage position in the fairway of the Midland Basin
- Large inventory of drilling locations with years of horizontal development opportunity
- Driving improved capital efficiency through transition to multi-well development pad drilling
- Solid financial flexibility with robust liquidity
- Strong management team focused on rate of return and stakeholder value

LAREDO PETROLEUM

Appendix

Permian Basin: Present Day


LPI acreage
Cline deposition axis
Wolfcamp deposition axis
Present day axis
MIDLAND BASIN
Midland
CENTRAL BASIN PLATFORM
Delaware Basin
EASTERN SHELF
QUACHITA - MARATHON
OVERTHRUST
N
0
100 miles

Laredo Situated Over Thickest Column of Sediment: W-E



A
West
East
A'
Ector County
Midland County
Glasscock County
Howard County
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Midland Basin
Central Basin Platform
Upper Spraberry
Lower Spraberry
Wolfcamp
Strawn
Cline
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo Situated Over Thickest Column of Sediment: N-S



North
South
B
B'
Borden County
Howard County
Glasscock County
Reagan County
Irion County
16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Midland Basin
Central Basin Platform
Upper Spraberry
Lower Spraberry
Wolfcamp
Canyon Sand
Cline
Strawn
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo's Permian-Garden City Shales[1]

Significant oil in place in multiple stacked zones

	Spraberry	Wolfcamp	Cline	A/B/W	Combined
Depth (ft)	5,000 – 7,000	7,000 – 8,500	9,000 – 9,500	9,500 – 10,500	5,000 – 10,500
Average Thickness (ft)	**1,500 – 2,000**	**1,200 – 1,500**	**250 – 350**	**350 – 400**	**3,300 – 4,250**
TOC (%)	4.0 – 13.0	2.0 – 9.0	2.0 – 7.5	2.0 – 13.0	2.0 – 13.0
Thermal maturity (% RSO)	0.6 – 0.7	0.7 – 0.9	0.9 – 1.1	0.9 – 1.2	0.6 – 1.2
Total porosity (%)	6.0% – 16.0%	4.0% – 8.0%	5.0% – 8.0%	3.0% – 13.0%	3.0% – 16.0%
Clay content (%)	15 – 40	25 – 45	30 – 40	20 – 45	15 – 45
Pressure gradient (psi/ft)	0.40 – 0.50	0.45 – 0.50	0.55 – 0.65	0.55 – 0.65	0.40 – 0.65
OOIP (MMBOE/Section)	**45 – 85**	**70 – 115**	**25 – 35**	**40 – 55**	**180 – 290**


Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka (A)
Barnett (B)
Woodford (W)
Fusselman

Additional zones with horizontal upside potential

[1] Properties from proprietary LPI core analysis

Horizontal Type Curves



Upper Wolfcamp
758 MBOE
Two-stream
Lower Wolfcamp
668 MBOE
Two-stream
Middle Wolfcamp
650 MBOE
Two-stream
Cline
620 MBOE
Two-stream
BOE/D
1,000
100
10
Months
1
12
24
36
48
60
LPI Type Curve – 7,500-ft. lateral
Normalized production data 1, 2

B-factor for all Permian Hz type curves: 1.6
Terminal decline for all Permian Hz type curves: 5%

[1] Long lateral completions, excludes Sterling County and the Glass 214-Glass 219-1HM
[2] As of 5/12/14, normalized for production down time

2013 Reserve Update [1]

487% Production Replacement
575% Permian Production Replacement



MMBOE
250
200
150
100
50
0
189
Permian Reserves
(29)
(11)
55
204
Permian Reserves
Total Proved Reserves 12/31/12
Sales of Reserves (Anadarko Basin)
Total Production
Additions and Revisions
Total Proved Reserves 12/31/13

[1] Based on reserves as of 12/31/12 and 12/31/13, prepared by Ryder Scott and presented on a two-stream basis

Adjusted EBITDA Reconciliation

(in thousands, unaudited)	Three months ended March 31, 2014	2013
Net income (loss)	$ (213)	$ 1,409
Plus:		
Interest expense	28,986	25,349
Depletion, depreciation and amortization	49,607	65,130
Write-off of deferred loan costs	124	—
Loss on disposal of assets, net	21	—
Loss on derivatives, net	31,112	16,860
Cash settlements (paid) received for matured commodity derivatives, net	(1,431)	3,777
Cash settlements received for early terminations of derivatives, net	76,660	—
Premiums paid for derivatives that matured during the period[1]	(1,959)	(2,676)
Non-cash stock-based compensation, net of amount capitalized	4,329	3,217
Deferred income tax expense	107	1,263
Adjusted EBITDA	$ 187,343	$ 114,329